Exhibit (r)

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

David M. Anderson,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ David M. Anderson
David M. Anderson President, CEO, Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Kathie Andrade,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Kathie Andrade
Kathie Andrade Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Matthew Halperin,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Matthew Halperin
Matthew Halperin Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Elizabeth D. Black,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Elizabeth D. Black
Elizabeth D. Black Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Nancy Heller,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Nancy Heller
Nancy Heller Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Eric T. Jones,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Eric T. Jones
Eric T. Jones Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Matthew Kurzweil,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Matthew Kurzweil
Matthew Kurzweil Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Russell Noles,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Russell Noles
Russell Noles Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Ronald R. Pressman,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Ronald R. Pressman
Ronald R. Pressman Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Martin Snow,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Martin Snow
Martin Snow Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Linda Dougherty,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium
Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 19, 2013 and remains in effect until revoked or revised.

Signed:	/s/ Linda Dougherty
Linda Dougherty Chief Financial Officer